UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    September 29, 2006

Humana Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5975                                          61-0647538
(Commission File Number)                      (IRS Employer Identification No.)

500 West Main Street, Louisville, KY                          40202
(Address of Principal Executive Offices)                         (Zip Code)

502-580-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
      ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
      ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

          On September 29, 2006, Humana Inc. (the "Company" or "Humana") received approval from The Centers for Medicare & Medicaid Services (CMS) of its Medicare benefit plans for 2007. The related 2006 written agreements between the Company and CMS have been renewed for another one year term, and two new contracts allowing the Company to offer benefit plans in New York and Puerto Rico are now effective. The renewed 2006 contracts and the two new agreements are collectively referred to herein as the "CMS Contracts."

          Humana will offer the following plans for its Medicare members effective beginning January 1, 2007:

  Medicare Advantage Private Fee-for-Service (PFFS) plans, statewide in 40 states, select counties in the remaining 10 states, and Puerto Rico;

  Regional Medicare Advantage Preferred Provider Organization (PPO) plans in 23 states across 14 Medicare Advantage regions;

  Local Medicare Advantage PPO plans in 117 counties across 14 states;

  Medicare Advantage Health Maintenance Organization (HMO) plans in 60 counties across 7 states and Puerto Rico; and

  Medicare Prescription Drug Plans (PDP) statewide in 50 states, the District of Columbia, and Puerto Rico.

          Humana will offer several different PDP plans. In all areas except Puerto Rico, Humana will include a PDP option for generic drug coverage through the coverage gap. For 2007, as was the case for 2006, Humana was successful in bidding below each Regional benchmark. Accordingly, the Company will avoid reassignment of all current PDP members who are eligible for both Medicare and Medicaid coverage (also known as "dual eligible" members) that were automatically allocated to Humana in 2006, and further, the Company may benefit from the reallocation to it of other dual eligible members previously assigned to other non-Humana plans.

          The marketing process for the Company's 2007 Medicare offerings began on October 1, 2006, with enrollment beginning November 15, 2006.

          Each of the CMS Contracts was effective when signed, has a termination date of December 31, 2007, and may be renewed for successive one-year terms subject to the consent of the parties and their agreement on a bid as submitted by Humana or its subsidiaries. Each of the CMS Contracts may be terminated by either party in the event of the failure by the other to substantially carry out its obligations under the CMS Contracts, and by CMS in the event of a violation by Humana of relevant CMS regulations. The above summary is qualified by reference to the CMS Contracts, forms of which were attached as exhibits to Humana's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC. BY: /s/ Arthur P. Hipwell Arthur P. Hipwell Senior Vice President and General Counsel

Dated:    October 3, 2006